                                                                EXHIBIT 10.53


                               SIXTH AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.


     The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restated Limited Partnership Agreement dated June 30, 1994 (as amended by amendments thereto dated November 17, 1995, March 20, 1996, June 28, 1996, September 13, 1996 and September 30, 1996, the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Sixth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of all Units of the Additional Limited Partners identified as transferors on Schedule 2 hereto to their equity owners identified as transferees and in the amounts set forth on such Schedule 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners.

     2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. Ratification. Except as expressly modified by this Sixth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated:  November 14, 1996

                                    FIRST INDUSTRIAL REALTY TRUST, INC.,
                                    as sole General Partner of the
                                    Partnership


                                    By:     /s/ Michael W. Brennan
                                        ---------------------------------
                                        Name:  Michael W. Brennan
                                               --------------------------
                                        Title: COO
                                               --------------------------

                                 EXHIBIT 1B

                              SCHEDULE OF PARTNERS


GENERAL PARTNER                                    NUMBER OF UNITS
---------------                                    ---------------

First Industrial Realty Trust, Inc.                     29,887,881


LIMITED PARTNERS


Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                                  137,489

Robert W. Bennett                                           36,476

BK Columbus Venture                                         24,789

John E. de B Blockey, TR of the John E.
De B Blockey Trust                                           8,187

Michael W. Brennan                                           7,587

Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94
FBO Benjamin Dure Bullock                                      770

Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94
FBO Christine Laurel Bullock                                   770

Edward Burger                                                9,261


Henry D. Bullock & Terri D. Bullock TR
of the Henry D. & Terri D. Bullock
Trust UA Aug 28 92                                          12,611

Michael G Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                                   144,296

Robert L. Denton                                             6,286

LIMITED PARTNERS                                      NUMBER OF UNITS
----------------                                      ---------------

Henry E. Dietz Trust UA Jan 16 81                           36,476

W. Allen Doane TR of the W. Allen

Doane Trust UA May 31, 91                                     4,416

Timothy Donohue                                               2,000

Farlow Road Associates Limited Partnership                    2,751

Thelma C. Gretzinger Trust                                      450

Clay Hamlin & Lynn Hamlin JT TEN WROS                        15,159

Highland Associates Limited Partnership                      69,039

Robert W. Holman Jr.                                        150,134

Steven B. Hoyt                                              250,000

Frederick K. Ito                                              3,880

Michael W. Jenkins                                            8,831

Peter Kepic                                                   9,261

Paul T. Lambert                                              39,737

Lambert Investment Corporation                               13,606

LGR Investment Fund Ltd                                      22,556

Duane Lund                                                   13,617

Eileen Millar                                                 2,880

Linda Miller                                                  2,000

Peter Murphy                                                 56,184

Anthony Muscatello                                           81,654

North Star Associates Limited Partnership                    19,333

LIMITED PARTNERS                                      NUMBER OF UNITS
----------------                                      ---------------

Arden O'Connor                                               63,845

Peter O'Connor                                              118,281

Shidler Equities LP                                         254,541

Eduardo Paneque                                               2,000

Partridge Road Associates Limited Partnership                 2,751

James C. Reynolds                                            38,697

Shadeland Associates Limited Partnership                     42,976

Shadeland Corporation                                         4,442

Jay H. Shidler                                               65,118

Jay H. Shidler & Wallette A. Shidler
TEN ENT                                                       1,223

Michael B. Slade                                              2,829

Kevin Smith                                                  13,571

Robert Stein                                                 56,778

S. Larry Stein                                               56,778

Jonathan Stott                                              182,126

Michael T. Tomasz                                            23,868

Mark S. Whiting                                              25,206

Holman/Shidler Investment Corporation                        22,079

Joseph Dresner                                              149,531

The Milton Dresner Revocable Trust
 dated October 22, 1976                                     149,531

The Jack Friedman Revocable Living Trust
 dated March 23, 1978                                        26,005

                                                                     SCHEDULE 1




     Additional
  Limited Partners           Number of Units            Capital Contribution
---------------------  ---------------------------  ----------------------------
HIGHLAND INDUSTRIAL
DEVELOPMENT COMPANY                        325,067     $8,464,782.80

                                                                      SCHEDULE 2


Transferor                      Transferee                      Number of Units
----------                      ----------                      ---------------
HIGHLAND INDUSTRIAL
DEVELOPMENT COMPANY             JOSEPH DRESNER                  149,531

HIGHLAND INDUSTRIAL             THE MILTON DRESNER REVOCABLE
DEVELOPMENT COMPANY             TRUST DATED OCTOBER 22, 1976    149,531
                                THE JACK FRIEDMAN REVOCABLE

HIGHLAND INDUSTRIAL             LIVING TRUST DATED
DEVELOPMENT COMPANY             MARCH 23, 1978                  26,005